UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019 (January 14, 2019)

MEDOVEX CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Kennedy Blvd., Ste 700 Tampa, FL	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

37th Floor

New York, New York 10036

(212) 930-9700

(212) 930-9725 (fax)

Former Address – 3060 Royal Boulevard S., Ste 150

Alpharetta, Georgia 30009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 14, 2019, Medovex Corporation (the “Company”) filed a Current Report on Form 8-K disclosing the purchase of Regenerative Medicine Solutions, LLC, Lung Institute LLC, RMS Lung Institute Management LLC, Cognitive Health Institute LLC, RMS Shareholders LLC and RMS Acquisition Corp. which qualifies as a “significant acquisition” under Rule 3-05 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”). The Company filed a Current Report on Form 8-K on January 14, 2019 and is filing this Amendment No.1 to such report on Form 8-K (the “Amendment”), to disclose the financial statements required under Regulation S-X. This amendment No. 1 is being filed subsequent to other Form 8-K filings on January 25, 2019, February 8, 2019, and March 15, 2019 as those filings relate to additional closings of securities purchase agreements (as described in item 1.01) subsequent to the purchase of Regenerative Medicine Solutions, LLC. The information in Item 1.01, Item 2.01, Item 2.03, Item 3.02, Item 5.02 and Item 7.01 has been amended in certain respects to reflect changes or updates related to the acquisition and the adjustment of the purchase price to account for additional shares being issued in such private offering to preserve the agreed upon percentage ownership.

This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical audited consolidated financial statements of Regenerative Medicine Solutions, LLC and Subsidiaries as of and for the years ended December 31, 2017 and 2016 (ii) the historical unaudited financial statements of Regenerative Medicine Solutions LLC, and Subsidiaries as of and for the nine months ended September 30, 2018 and (ii) the pro forma condensed combined financial information as required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.

Based on the terms of the Asset Purchase Agreement and the APA Amendment, the former RMS members had voting control of the combined company as of the closing of the RMS acquisition. RMS is deemed to be the acquiring company for accounting purposes and the transaction is accounted for as a reverse acquisition under the acquisition method of accounting for business combinations in accordance with accounting principles generally accepted in the United States.

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on a Form 8-K filed on October 18, 2018, MedoveX Corporation (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Regenerative Medicine Solutions, LLC (“RMS”), Lung Institute LLC (“Lung Institute”), RMS Lung Institute Management LLC (“RMS Management”), Cognitive Health Institute Tampa, LLC (“CHIT”), RMS Shareholder, LLC (“RMS Shareholder”) and RMS Acquisition Corp. (“RMS Acquisition”) (collectively, the “Parties”). As previously disclosed on a Current Report on Form 8-K dated January 14, 2019, on January 8, 2019, the Parties to the Asset Purchase Agreement entered into an amendment thereto (the “APA Amendment”) to, among other things, i) update the contracts assigned to and liabilities assumed by RMS Acquisition, ii) amend the number of Series C preferred stock of the Company (the “Series C Preferred Stock”) issued to RMS Shareholder from 30,119 shares to 39,772 shares, iii) revise the lists of material contracts, real estate leases, legal proceedings, employees of RMS Management and Lung Institute Tampa, iv) state that the Company shall enter into an employment agreement with James St. Louis, v) include two additional members, Michael Yurkowsky and Raymond Monteleone, to the board of directors of the Company (the “Board”), and vi) revise the patient treatment arrangement among the Parties after closing of the Asset Purchase Agreement.

In connection with the Asset Purchase Agreement and APA Amendment, on January 8, 2019, RMS, Lung Institute, RMS Management, CHIT and RMS Acquisition executed an assignment and assumption agreement (the “Assignment and Assumption Agreement”), pursuant to which RMS, Lung Institute, RMS Management and CHIT assigned and transferred to RMS Acquisition all the rights and interests in the Assigned Contracts as listed in the APA Amendment and RMS Acquisition assumed all the obligations and liabilities under the Assumed Liabilities as defined in the APA Amendment.

Pursuant to the Asset Purchase Agreement, as amended, on January 8, 2019, the Company, RMS Shareholder, the holder of Series C preferred stock of the Company, and certain holders of at least 30% of the Common Stock entered into a voting agreement (the “Voting Agreement”). In accordance with the Voting Agreement, RMS Shareholder and such signatory shareholders of the Voting Agreement agreed to vote shares owned by such shareholders to i) reduce the size of the Board to three directors; ii) cause Michael Yurkowsky and Raymond Monteleone to be elected as members of the Board; and iii) increase the number of authorized shares of Common Stock to ensure that there will be sufficient number of shares available for conversion of all the preferred stock outstanding as of the date of the Voting Agreement.

On January 8, 2019, the Company entered into a securities purchase agreement (the “SPA”) with four purchasers (the “Purchasers”) pursuant to which the four Purchasers invested in the Company an aggregate amount of $2,000,000, with $1,800,000 in cash and $200,000 by cancellation of debt as explained below, in exchange for forty (40) units (the “Units”), each consisting of a convertible note (the “Convertible Note”) with the principal amount of $50,000 and a warrant (the “Warrant”) to purchase common stock (the “Common Stock”) of the Company. Pursuant to this SPA, the Company initially offered a minimum of $1,000,000 and a maximum of $6,000,000, and subsequently increased to a maximum of $8,000,000 (the “Maximum Amount”) of Units at a price of $50,000 per Unit until the earlier of i) the closing of the subscription of the Maximum Amount and ii) March 31, 2019 (the “Termination Date”), subject to the Company’s earlier termination at its discretion. The SPA includes the customary representations and warranties from the Company and purchasers. Steve Gorlin, the Company’s former Chairman of the Board, converted a $200,000 promissory note owed to him by the Company in exchange for four (4) Units on the same terms as all other Purchasers.

Each Convertible Note offered by the Company as part of the Unit bears an interest rate of 12% per annum, has a principal amount of $50,000, shall mature in one year from the original issue date on January 8, 2019, and will be convertible into shares of Common Stock at a price of $0.40 subject to adjustment stated in the Convertible Note. Pursuant to the terms of the Convertible Note, each holder of the Convertible Notes shall not own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon exercise of such Convertible Note. Upon default, the penalty interest rate of the Convertible Note shall rise to 18% per annum. In addition, pursuant to the SPA, the Company offers, as part of the Unit, Warrants to purchase the Common Stock at a price of $0.75 per share (the “Exercise Price”), subject to adjustments stated therein. The holder of each Warrant may purchase the number of shares of Common Stock equal to the number of shares of Common Stock issuable upon conversion of each Convertible Note while the Warrant is exercisable. The Warrants have a term of three years and shall be exercised in cash or on a cashless basis as described in the Warrant.

As reported on other Form 8-K filings on January 25, 2019, February 8, 2019, and March 15, 2019, the Company entered into other SPA’s with additional purchasers, which brought the aggregate amount of capital raised in all these offerings to $6,625,000, as of that latest date.

The foregoing description of the APA Amendment, Assignment and Assumption Agreement, Voting Agreement, SPA, Convertible Note, and Warrant is qualified in its entirety by reference to the respective agreements, a copy of which are attached hereto as Exhibits and are hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets

As described in Item 1.01 above and previously disclosed on a Form 8-K filed on October 18, 2018, and a Form 8-K on January 14, 2019, the Company entered into the Asset Purchase Agreement and the Amendment, respectively, with RMS and its subsidiaries and affiliates as stated above. Pursuant to the Asset Purchase Agreement and the Amendment, the Company purchased certain assets and liabilities of RMS, CHIT, Lung Institute and RMS Management and issued 39,772 shares of Series C Preferred Stock, and assumed certain liabilities as set forth in section 7.03 of the Asset Purchase Agreement, as amended.

Item 2.03 Creation of a Direct Financial Obligation

As described in Item 1.01 above, from January 8, 2019, through March 11, 2019, the Company issued one-year Convertible Notes in the aggregate principal amount of $6,625,000, with $6,425,000 received in cash and $200,000 by cancellation of debt, which encompasses the total amount owed by the Company to the various Purchasers. These Convertible Notes were converted into 16,562,500 shares of Common Stock on the first trading day after their respective closing dates of each SPA.

Item 3.02 Unregistered Sales of Equity Securities

As described in Section 1.01 hereof, on January 8, 2019, the Company issued 39,772 shares of Series C Preferred Stock in connection with the Asset Purchase Agreement and APA Amendment and the Convertible Notes with the aggregate principal amount of $2,000,000 and Warrants, together constituting the Units, pursuant to the SPA. Each share of Series C Preferred Stock is convertible into 1,000 shares of Common Stock. As reported in a Current Report on Form 8-K dated March 15, 2019, the Company issued an aggregate of 39,772,498 shares of common stock to RMS Shareholders, LLC (“RMS”) upon the automatic conversion of the 39,772 shares of Series C Preferred Stock issued, and an additional 11,152,778 shares of Common Stock to RMS. Pursuant to the Asset Purchase Agreement disclosed and filed as an Exhibit in a Current Report on Form 8-K filed with the SEC on January 14, 2019, this represents all of the shares of Common Stock due to RMS in the acquisition. The shares of Common Stock held by RMS may not be sold or distributed until certain contingencies occur as set forth in the Asset Purchase Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 8, 2019, in connection with the Asset Purchase Agreement and APA Amendment, the Board of the Company appointed Michael Yurkowsky and Raymond Monteleone as additional members of the Board.

Michael Yurkowsky, 46, operates his own family office, YP Holdings LLC, which has an investment portfolio of 50 private companies and participated in over 100 financing transactions with public companies since 2012. Previously Mr. Yurkowsky managed his own hedge fund and worked as a broker at several national broker-dealer firms.

Raymond Monteleone, 71, serves managerial and consultative roles at several enterprises. Mr. Monteleone currently serves as the chairman and president of Paladin Global Partners, LLC since 2007; a board member and vice president of Dannelly, Monteleone & Associates, LLC since 2010; sits on the board of Chenmoore Engineering Inc. since 2015; is a managing member at Diner Investment Partners, LLC since 2016 and Uyoya Management, LLC since 2013; a managing member and the chief financial officer at HBRE, LLC since 2013 and Horne Management, LLC since 2011; and the president at Monteleone & Associates Consulting, Inc. since 2005. Mr. Monteleone received a college degree from the New York Institute of Technology and an MBA degree from Florida Atlantic University.

There are no arrangements or understandings between the Company and Mr. Michael Yurkowsky and any other person or persons pursuant to which Mr. Yurkowsky was appointed as a member of the Board and there is no family relationship between Mr. Yurkowsky and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

There are understandings between the Company and Mr. Raymond Monteleone as follows; $5,000 per quarter for Board of Director meetings, $5,000 per quarter as Audit Committee Chair, and $10,000 per month for advisory services. There is no family relationship between Mr. Monteleone and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

Item 7.01 Regulation FD Disclosure

On January 14, 2019, the Company issued a press release (the “Press Release”) announcing the closing of the acquisition of substantially all of the assets of RMS. A copy of the Press Release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

In accordance with Item 9.01(a), the following are filed as exhibits to this Current Report on Form 8-K.

Audited Financial Statements of Regenerative Medicine Solutions, LLC and Subsidiaries as of and for the years ended December 31, 2017 and 2016 are filed as Exhibit 99.2 hereto.

The unaudited financial statements of Regenerative Medicine Solutions LLC, and Subsidiaries as of and for the nine months ended September 30, 2018 are filed as Exhibit 99.3.

The unaudited pro forma combined condensed financial information as of and for the year ended December 31, 2017 and for the nine months ended September 30, 2018 are filed herewith as Exhibit 99.4.

(b)	Exhibits.

Reference is made to the Exhibit Index below on this Current Report on Form 8-K, which is incorporated herein by reference.

(c)	Exhibits.

Exhibit Number	Description

4.1	Form of Convertible Note (Incorporated by reference from the Current Report on Form 8-K dated January 14, 2019)
4.2	Form of Warrant (Incorporated by reference from the Current Report on Form 8-K dated January 14, 2019)
9.1	Voting Agreement dated January 8, 2019 by and among the Company, RMS Shareholder and certain holders of the at least 30% of the Common Stock (Incorporated by reference from the Current Report on Form 8-K dated January 14, 2019)
10.1	Amendment to the Asset Purchase Agreement dated January 8, 2019 by and among the Company, RMS, Lung Institute, RMS Management, CHIT, RMS Shareholder and RMS Acquisition (Incorporated by reference from the Current Report on Form 8-K dated January 14, 2019)
10.2	Assignment and Assumption Agreement dated January 8, 2019 by and among Lung Institute, RMS Management, CHIT and RMS Acquisition (Incorporated by reference from the Current Report on Form 8-K dated January 14, 2019)
10.3	Form of Securities Purchase Agreement (Incorporated by reference from the Current Report on Form 8-K dated January 14, 2019)
99.1	Press Release: Medovex Corporation Closes Acquisition of Pulmonary Biomedical Services and Patient Delivery Platform of Regenerative Medicine Solutions, LLC (Incorporated by reference from the Current Report on Form 8-K dated January 14, 2019)
99.2	Audited consolidated financial statements of Regenerative Medicine Solutions, LLC and Subsidiaries as of and for the years ended December 31, 2017 and 2016.
99.3	Unaudited consolidated financial statements of Regenerative Medicine Solutions, LLC and Subsidiaries as of and for the nine months ended September 30, 2018 and 2017.
99.4	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2017 and for the nine months ended September 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDOVEX CORP.

Date: March 26, 2019	By:	/s/ Jeremy Daniel
Jeremy Daniel
Chief Financial Officer